Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.
Exhibit 10.8

Amendment Agreement

This Amendment Agreement (the “Agreement”) is entered into as indicated below, among the National Institutes for Quantum and Radiological Science and Technology (“QST”), a research institute in Japan, having an address at 4-9-1 Anagawa, Inage-ku, Chiba-shi, Chiba 263-8555, Japan, APRINOIA Therapeutics Inc. (“APRINOIA TW”), a corporation of Taiwan, having an address at 17F., No.3, Park St., Nangang Dist., Taipei City 11503, Taiwan (which is migrated from 17F., No.270, Sec. 4, Zhongxiao E. Rd., Da-an Dist., Taipei City 106, Taiwan (R.O.C.) on January 16th, 2017) and APRINOIA Therapeutics Inc. (“APRINOIA KY”), a corporation of Cayman Islands, having an address at The Grand Pavilion Commercial Centre, Oleander Way, 802 West Bay Road, P.O. Box 32052, Grand Cayman KY1-1208, Cayman Islands, in consideration of the mutual agreement to make alterations to the Exclusive License Agreement (the “Original Agreement”) executed on October 20th, 2016 by QST and APRINOIA TW.

1. DEFINITIONS

Unless otherwise agreed in the Agreement, the terms used in this Agreement shall adhere to the definitions in the Original Agreement.

2. CHANGE OF THE PARTIES

This Agreement shall change the term for APRINOIA being a party to the Original Agreement, as provided below:

Before	APRINOIA Therapeutics Inc. (“APRINOIA”), a corporation of Taiwan, having an address at 17F., No.270, Sec. 4, Zhongxiao E. Rd., Da-an Dist., Taipei City 106, Taiwan (R.O.C.)
After	APRINOIA Therapeutics Inc. (“APRINOIA”), a corporation of Cayman Islands, having an address at The Grand Pavilion Commercial Centre, Oleander Way, 802 West Bay Road, P.O. Box 32052, Grand Cayman KY1-1208, Cayman Islands

The addressee in notices defined under section19 of the Original Agreement shall be changed as provided below:

Before	To APRINOIA: Attention: Ming-Kuei Jang, Ph.D APRINOIA Therapeutics Inc. 17F., No.270, Sec. 4, Zhongxiao E. Rd., Da’an Dist., Taipei City 106, Taiwan
After	To APRINOIA: Attention: Ming-Kuei Jang, Ph.D APRINOIA Therapeutics Inc. 17F., No.3, Park St., Nangang Dist., Taipei City 11503, Taiwan

3. GENERAL

3.1	This Agreement shall become effective as of January 11th, 2018.
3.2	This Agreement is drafted in both English and Japanese. If there is any discrepancy between the English and Japanese versions, the English version shall prevail.
3.2	Except as expressly provided for alterations herein, the provisions in the Original Agreement shall remain in effect.

In witness whereof, APRINOIA TW, APRINOIA KY and QST have executed this Agreement in three (3) originals by its duly authorized officer or representative.

National Institutes for Quantum and Radiological Science and Technology (QST)

Representative: HIRANO Toshio

Title: President

Address: 4-9-1 Anagawa, Inage-ku, Chiba-shi, Chiba 263-8555, Japan

Signature:	/s/ HIRANO Toshio

Date:	2018.1.11.

APRINOIA Therapeutics Inc. (APRINOIA TW)

Representative: Ming-Kuei Jang, Ph.D.

Title: Cheif Executive Officer

Address: 17F., No.3, Park St., Nangang Dist., Taipei City 11503, Taiwan

Signature:	/s/ Ming-Kuei Jang, Ph.D.

Date:	Jan 11 2018

APRINOIA Therapeutics Inc. (APRINOIA KY)

Representative: Ming-Kuei Jang, Ph.D.

Title: Chairman

Address: The Grand Pavilion Commercial Centre, Oleander Way, 802 West Bay Road, P.O. Box 32052, Grand Cayman KY1-1208, Cayman Islands

Signature:	/s/ Ming-Kuei Jang, Ph.D.

Date:	Jan 11 2018

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